                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 25, 2005

                          WESTERN STANDARD CORPORATION
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             (Exact name of registrant as specified in its charter)

       Wyoming                           000-3802                   83-0184378
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(State or other jurisdiction           (Commission                 (IRS Employer
      of incorporation)                File Number)              Identification No.)

     400 East Snow King Avenue
     Post Office Box 1846
     Jackson, Wyoming                                              83001
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(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (307) 773-5200

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate  box if the Form 8-K filing is intended to  simultaneously satisfy  the filing  obligation  of the  registrant  under any of the  following provisions (see General Instruction A.2):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 2.01         Completion of Acquisition or Disposition of Assets
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     On February 25, 2005 (the "Effective Date"),  Western Standard  Corporation
(the "Company")  consummated a merger with LZ  Acquisition,  Inc. (the "Merger")
pursuant  to an  Agreement  and Plan of  Merger by and  among  the  Company,  LZ
Acquisition,  Inc. and Snow King  Interests  LLC dated  November  15, 2004.  The
Merger was approved by the Company's  stockholders at a meeting held on February
25,  2005.  Upon  completion  of the Merger,  the Company  became a wholly owned subsidiary of Snow King Interests LLC. In the Merger,  $0.32 in cash was paid by
Snow King Interests LLC for each share of the Company's common stock outstanding on the Effective Date (other than shares owned by Snow King Interests LLC or its affiliates).

Item 9.01.        Financial Statements and Exhibits
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(a)      Financial statements of business acquired:

         Not applicable

(b)      Pro forma financial information:

         Not applicable

(c)      Exhibits:

Exhibit No.                         Description of Exhibits
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2.01           Agreement and Plan of Merger, dated as of November 15, 2004, by and among Western Standard Corporation, Snow King Interests
               LLC and LZ Acquisition, Inc. (incorporated by reference to
               Exhibit 9.01 to the Company's Current Report on Form 8-K filed with the Commission on November 16, 2004).

99.1           Press Release dated February 25, 2005.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                   WESTERN STANDARD CORPORATION

Date:  February 25, 2005                    By:  /s/ Manuel B. Lopez
                                               --------------------------------
                                                    Manuel B. Lopez, President

                                  EXHIBIT INDEX

Exhibit No.     Description
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   2.01         Agreement and Plan of Merger, dated as of November 15, 2004, by and among Western Standard Corporation, Snow King Interests LLC and LZ Acquisition, Inc. (incorporated by reference to Exhibit
                9.01 to the Company's Current Report on Form 8-K filed with the
                Commission on November 16, 2004)

   99.01        Press Release dated February 25 2005

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